U.S. SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 11, 2003

                         COMMISSION FILE NUMBER: 0-32199


                           TUGBOAT INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    DELAWARE
         (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)


                                   95-4735256
                     (I.R.S. EMPLOYER IDENTIFICATION NUMBER)


          1445 Marpole Avenue, Suite 409, Vancouver, BC Canada V6H 1S5
                               Tel. (604) 733-5055
                (ADDRESS AND PHONE NUMBER OF PRINCIPAL OFFICES)


                                      NONE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

     On December 11, 2003, registrant ("Tugboat"), by and through its wholly-owned subsidiary, Tugboat Acquisition Corp., a Nevada corporation ("TAC"), entered into a merger and reorganization agreement to acquire 100% of the total issued and outstanding shares of MidNet, Inc., a Nevada corporation ("MidNet"), from the shareholders of MidNet, in full and sole consideration of 7,506,000 shares of the registrant's restricted Common Stock, representing 58% of the total outstanding shares of Common Stock of Tugboat, post-merger. The transaction did not involve the transfer of any funds. The 7,506,000 shares were issued directly by Tugboat from its authorized but unissued shares of Common Stock. The shareholders of MidNet now have direct beneficial ownership and voting control of Tugboat.

     In addition, the holders of 300,000 shares of Preferred Stock of MidNet exchanged their shares for 300,000 shares of Tugboat Preferred Stock, $.0001 per share par value. The 300,000 Tugboat Preferred Shares have the identical rights and preferences as the 300,000 Preferred Shares issued by MidNet. In addition, options for members of the Advisory Board and consultants of MidNet to acquire 1,260,000 restricted shares of MidNet, at an exercise price of $.50 per share, were exchanged for options to acquire 1,260,000 restricted shares of Tugboat, at an exercise price of $.50 per share, on the same terms and conditions of the MidNet options.

     There are no arrangements or understandings among members of the former and/or the new control groups and/or their respective associates with respect to the election of directors or other matters.

     Concurrent with the merger, the following persons were appointed as Directors of Tugboat: Ruedi Aschwanden, Tilo Kunz and Peter Fentiman. Karen A. Batcher resigned as President, Secretary and Treasurer of Tugboat and the Board of Directors appointed Peter Fentiman to serve as President. Mr. Aschwanden was appointed to serve as Secretary and Treasurer.

     There are no arrangements, known to the registrant, the operation of which may, at a subsequent date, result in a change in control of registrant.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     December 11, 2003, registrant ("Tugboat"), by and through its wholly-owned subsidiary, Tugboat Acquisition Corp., a Nevada corporation ("TAC"), entered into a merger and reorganization agreement to acquire 100% of the total issued and outstanding shares of Common Stock of MidNet, Inc., a Nevada corporation ("MidNet"), from the shareholders of MidNet, in full and sole consideration of 7,506,000 shares of the registrant's restricted Common Stock, representing 58% of the total outstanding shares of Common Stock of Tugboat, post-merger. The transaction did not involve the transfer of any funds. The 7,506,000 shares were issued directly by Tugboat from its authorized but unissued shares of Common Stock.

     In addition, the holders of 300,000 shares of Preferred Stock of MidNet exchanged their shares for 300,000 shares of Tugboat Preferred Stock, $.0001 per share par value. The 300,000 Tugboat Preferred Shares have the identical rights and preferences as the 300,000 Preferred Shares issued by MidNet. In addition, options for members of the Advisory Board and consultants of MidNet to acquire 1,260,000 restricted shares of MidNet, at an exercise price of $.50 per share, were exchanged for options to acquire 1,260,000 restricted shares of Tugboat, at an exercise price of $.50 per share, on the same terms and conditions of the MidNet options.

     The shareholders of MidNet now have direct beneficial ownership and voting control of Tugboat.

     The amount of such consideration was determined on a negotiated basis between the parties, giving due consideration to the market value of registrant's shares and the approximate value of the assets of MidNet. The transaction did not involve the transfer of any funds.

     Over the past three years, MidNet has created and developed a proprietary system called "The Middle Network", which allows its customers to communicate digitally in a secure, reliable and affordable environment. The Middle Network acts as the 'middle layer' between telecommunications infrastructure companies (Telco's), Application Service Providers (ASP's) and customers. This network is neutral and, by virtue of its immense capacity, provides a complementary and effective digital alternative to the unsecured congested Internet (fraught with viruses, worms and hackers), parcel couriers and expensive limited private networks. MidNet anticipates users of The Middle Network will accept it as a critical enhancement utility that will become an integral operational component to the sustainability and future growth of their businesses. The Middle Network is now ready for commercialization.

     Tugboat intends to continue developing the business of MidNet.

     There are no other material relationships between TAC and/or MidNet, or the shareholders thereof, and the registrant or any of its affiliates, any officer or director of the registrant, or any associate of any such officer or director.

     A copy of the agreement is included by reference as an exhibit to this filing.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Financial Statements

     The following are the financial statements for the Company.

                                ARMANDO C. IBARRA
                           Certified Public Accountant
                           A Professional Corporation

Armando C. Ibarra, C.P.A.                   Members of the American Institute of
                                            Certified Public Accountants
Armando Ibarra, Jr., C.P.A., JD             Members of the California Society of
                                            Certified Public Accountants
                                Members of the Better Business Bureau since 1997

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors of
Tugboat International, Inc.
(A Development Stage Company)

We have audited the accompanying consolidated balance sheets of Tugboat International, Inc. as of December 31, 2003 and 2002 and the related statements of operations, changes in stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Tugboat International, Inc. as of December 31, 2003 and 2002, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.


/s/ Armando C. Ibarra
-----------------------------
Armando C. Ibarra, CPA-APC

January 28, 2004
Chula Vista, California

                           TUGBOAT INTERNATIONAL, INC.
                          (A Development Stage Company)
                           Consolidated Balance Sheets
--------------------------------------------------------------------------------

                                                                   Year Ended          Year Ended
                                                                  December 31,        December 31,
                                                                      2003                2002
                                                                   ---------           ---------
                                     ASSETS

Current Assets
  Cash                                                             $  67,074           $      59
                                                                   ---------           ---------
Total Current Assets                                                  67,074                  59

Net Property & Equipment                                               6,066                  --

Other Assets
  Organization costs                                                      --                 476
  Security deposits                                                      758                  --
  Prepaid expenses                                                    25,000                  --
                                                                   ---------           ---------
Total Other Assets                                                    25,758                 476
                                                                   ---------           ---------

      TOTAL ASSETS                                                 $  98,898           $     535
                                                                   =========           =========

                       LIABILITIES & STOCKHOLDERS' EQUITY

Current Liabilities
  Accounts payable                                                 $   9,934           $   2,485
  Consulting fees payables                                           130,000                  --
  Taxes payable                                                          744                  --
                                                                   ---------           ---------
Total Current Liabilities                                            140,678               2,485
                                                                   ---------           ---------

      TOTAL LIABILITIES                                              140,678               2,485

Stockholders' Equity
  Preferred stock, ($.001 par value, 20,000,000 shares
   authorized; 300,000 and -0- shares issued and
   outstanding, respectively.)                                           300                  --
  Common stock, ($.0001 par value, 80,000,000 shares
   authorized; 13,600,000 and 5,544,000 shares
   issued and outstanding, respectively.)                              1,359                 554
  Additional paid-in capital                                          91,708              29,896
  Stock warrants                                                      99,750                  --
  Stock subscriptions                                               (195,800)                 --
  Deficit accumulated during development stage                       (39,097)            (32,400)
                                                                   ---------           ---------
Total Stockholders' Equity                                           (41,780)             (1,950)
                                                                   ---------           ---------
      TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                     $  98,898           $     535
                                                                   =========           =========

               See Notes to the Consolidated Financial Statements

                           TUGBOAT INTERNATIONAL, INC.
                          (A Development Stage Company)
                      Consolidated Statements of Operations
--------------------------------------------------------------------------------

                                                                                      July 20, 1998
                                                                                       (inception)
                                               Year Ended          Year Ended            through
                                               December 31,        December 31,        December 31,
                                                  2003                2002                2003
                                               -----------         -----------         -----------
Revenues
  Revenues                                     $        --         $        --         $        --
                                               -----------         -----------         -----------
Total Revenues                                          --                  --                  --

General & Administrative Expenses                    6,723               3,893              39,823
                                               -----------         -----------         -----------
Total General & Administrative Expenses              6,723               3,893              39,823

Other Income & (Expenses)
  Other income                                          26                  --                 726
                                               -----------         -----------         -----------
Total Other Income & (Expenses)                         26                  --                 726
                                               -----------         -----------         -----------

Net Income (Loss)                              $    (6,697)        $    (3,893)        $   (39,097)
                                               ===========         ===========         ===========

Basic earnings (loss) per share                $     (0.00)        $     (0.00)
                                               ===========         ===========
Weighted average number of
 common shares outstanding                       5,978,866           5,544,000
                                               ===========         ===========

DILUTED EARNINGS (LOSS) PER SHARE              $     (0.00)        $        --
                                               ===========         ===========
WEIGHTED AVERAGE OF DILUTED
 COMMON SHARES OUTSTANDING                       6,049,140                  --
                                               ===========         ===========

               See Notes to the Consolidated Financial Statements

                           TUGBOAT INTERNATIONAL, INC.
                          (A Development Stage Company)
            Consolidated Statement of Changes in Stockholders' Equity
            From July 20, 1998 (inception) through December 31, 2003
--------------------------------------------------------------------------------

                                                          Preferred                        Common
                                           Preferred        Stock           Common         Stock
                                             Stock          Amount          Stock          Amount
                                             -----          ------          -----          ------
Stock issued for cash on July 20,
1998 @ $0.0001 per share                   $      --       $     --        5,000,000      $     500

Net income, July 20, 1998 (inception)
through December 31, 1998
                                           ---------       --------       ----------      ---------
Balance, December 31, 1998                        --             --        5,000,000            500
                                           =========       ========       ==========      =========
Stock issued for cash on March 20,
1999 @ $0.0001 per share                                                     169,000             17

Net loss, December 31, 1999
                                           ---------       --------       ----------      ---------
Balance, December 31, 1999                        --             --        5,169,000            517
                                           =========       ========       ==========      =========
Stock issued for cash on November 15,
2000 @ $0.0002 per share                                                     250,000             25

Net loss, December 31, 2000
                                           ---------       --------       ----------      ---------
Balance, December 31, 2000                        --             --        5,419,000            542
                                           =========       ========       ==========      =========
Stock subscription receivable

Stock issued for cash on May 14,
2001 @ $0.10 per share                                                        62,500              6

Stock issued for cash on May 18,
2001 @ $0.10 per share                                                        62,500              6

Net loss, December 31, 2001
                                           ---------       --------       ----------      ---------
Balance, December 31, 2001                        --             --        5,544,000            554
                                           =========       ========       ==========      =========
Net loss, December 31, 2002
                                           ---------       --------       ----------      ---------
Balance, December 31, 2002                        --             --        5,544,000            554
                                           =========       ========       ==========      =========
Capital Contribution

Recapitalization (note 1)                    300,000            300        7,506,000            750

Stock subscription issued for
consulting services                                                          550,000             55

Net loss, December 31, 2003
                                           ---------       --------       ----------      ---------
Balance, December 31, 2003                   300,000       $    300       13,600,000      $   1,359
                                           =========       ========       ==========      =========

                                                                           Deficit
                                                                          Accumulated
                                           Additional       Stock           During
                                            Paid-in      Subscription     Development
                                            Capital       Receivable        Stage            Total
                                            -------       ----------        -----            -----
Stock issued for cash on July 20,
1998 @ $0.0001 per share                   $     500       $      --       $      --       $   1,000

Net income, July 20, 1998 (inception)
through December 31, 1998                                                         --              --
                                           ---------       ---------       ---------       ---------
Balance, December 31, 1998                       500              --              --           1,000
                                           =========       =========       =========       =========
Stock issued for cash on March 20,
1999 @ $0.0001 per share                      16,883                                          16,900

Net loss, December 31, 1999                                                   (2,633)         (2,633)
                                           ---------       ---------       ---------       ---------
Balance, December 31, 1999                    17,383              --          (2,633)         15,267
                                           =========       =========       =========       =========
Stock issued for cash on November 15,
2000 @ $0.0002 per share                          25            (50)                              --

Net loss, December 31, 2000                                                  (11,208)        (11,208)
                                           ---------       ---------       ---------       ---------
Balance, December 31, 2000                    17,408             (50)        (13,841)          4,059
                                           =========       =========       =========       =========
Stock subscription receivable                                     50                              50

Stock issued for cash on May 14,
2001 @ $0.10 per share                         6,244                                           6,250

Stock issued for cash on May 18,
2001 @ $0.10 per share                         6,244                                           6,250

Net loss, December 31, 2001                                                  (14,666)        (14,666)
                                           ---------       ---------       ---------       ---------
Balance, December 31, 2001                    29,896              --         (28,507)          1,943
                                           =========       =========       =========       =========
Net loss, December 31, 2002                                                   (3,893)         (3,893)
                                           ---------       ---------       ---------       ---------
Balance, December 31, 2002                    29,896              --         (32,400)         (1,950)
                                           =========       =========       =========       =========
Capital Contribution                           6,520                                           6,520

Recapitalization (note 1)                   (140,153)           (300)                       (139,403)

Stock subscription issued for
consulting services                          195,445        (195,500)                             --

Net loss, December 31, 2003                                                   (6,697)         (6,697)
                                           ---------       ---------       ---------       ---------
Balance, December 31, 2003                 $  91,708       $(195,800)      $ (39,097)      $(141,530)
                                           =========       =========       =========       =========

               See Notes to the Consolidated Financial Statements

                           TUGBOAT INTERNATIONAL, INC.
                          (A Development Stage Company)
                      Consolidated Statements of Cash Flows
--------------------------------------------------------------------------------

                                                                                                   July 20, 1998
                                                                                                    (inception)
                                                            Year Ended          Year Ended            through
                                                            December 31,        December 31,        December 31,
                                                               2003                2002                2003
                                                            -----------         -----------         -----------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income (loss)                                         $    (6,697)        $    (3,893)        $   (39,097)
  Depreciation                                                    5,015
  (Increase) decrease in organization costs                         476                  --                  --
  (Increase) decrease in security deposits                         (758)                 --                (758)
  (Increase) decrease in prepaid expenses                       (25,000)                 --             (25,000)
  Increase (decrease) in consulting fees payables               130,000                  --             130,000
  Increase (decrease) in taxes payables                             744                  --                 744
  Increase (decrease) in accounts payable                         7,449               2,485               9,934
  Common stock issued for services                              195,500                   0             195,500
                                                            -----------         -----------         -----------
     Net cash provided by (used in) operating
      activities                                                301,714              (1,408)            276,338

CASH FLOWS FROM INVESTING ACTIVITIES
  Acquisition of property & equipment                            (6,066)                 --             (11,081)
                                                            -----------         -----------         -----------
     Net cash provided by (used in) investing
      activities                                                 (6,066)                 --             (11,081)

CASH FLOWS FROM FINANCING ACTIVITIES
  Issuance of preferred stock                                       300                  --                 300
  Issuance of common stock                                          750                  --               1,304
  Additional paid in capital                                   (133,633)                 --            (103,737)
  Stock warrants                                                 99,750                  --              99,750
  Subscription receivable                                      (195,800)                 --            (195,800)
                                                            -----------         -----------         -----------
     Net cash provided by (used in) financing
      activities                                               (228,633)                 --            (198,183)
                                                            -----------         -----------         -----------

Net increase (decrease) in cash                                  67,015              (1,408)             67,074

Cash at beginning of year                                            59               1,467                  --
                                                            -----------         -----------         -----------

Cash at end of year                                         $    67,074         $        59         $    67,074
                                                            ===========         ===========         ===========
SUPPLEMENTAL DISCLOSURES OF CASH FLOW
INFORMATION:
  Interest paid                                             $        --         $        --         $        --
                                                            ===========         ===========         ===========
  Income taxes paid                                         $        --         $        --         $        --
                                                            ===========         ===========         ===========
SUPPLEMENTAL SCHEDULE OF NON-CASH
INVESTING AND FINANCING ACTIVITIES:
  Common stock issued for acquisition of subsidiary         $ 7,506,000         $        --         $ 7,506,000
                                                            ===========         ===========         ===========
Preferred stock issued for acquisition of subsidiary        $   300,000         $        --         $   300,000
                                                            ===========         ===========         ===========
Stock issued for services                                   $   195,000         $        --         $   195,000
                                                            ===========         ===========         ===========

               See Notes to the Consolidated Financial Statements

                           TUGBOAT INTERNATIONAL, INC.
                          (A Development Stage Company)
                 Notes to the Consolidated Financial Statements
                             As of December 31, 2003


NOTE 1. ORGANIZATION AND DESCRIPTION OF BUSINESS

Tugboat International, Inc was incorporated in the State of Delaware, United States of America on July 20, 1998, under the Delaware Revised Statutes, Chapter 78, Private Companies. On December 11, 2003 the Company entered into a recapitalization with MidNet Inc. (a Nevada Corporation).

On December 11, 2003 Tugboat International, Inc. and MidNet, Inc. completed an Agreement and Plan of Merger whereby Tugboat International issued 7,506,000 shares of its common stock and 300,000 of its preferred stock in exchange for all of the outstanding common stock of MidNet, Inc. Immediately prior to the Agreement and Plan of Merger, Tugboat International, Inc. had 5,544,000 shares of common stock issued and outstanding. The acquisition was accounted for as a recapitalization of MidNet, Inc. because the shareholders of MidNet, Inc. controlled Tugboat International, Inc. after the acquisition. Therefore, Midnet, Inc. was treated as the acquiring entity for accounting purposes and Tugboat International, Inc. was the surviving entity for legal purposes.

The company's purpose is to provide a reliable network-operating environment within a secure private network and acts as the middle layer between telecommunication infrastructure companies, Application Service Providers and the end users. Tugboat International provides the means to move high-speed secured data, metered in gigabyte units, for a broad mix of services within Tugboat's secure environment, including:

     *  Digital media transfer
     *  Digital collaboration
     *  Security
     *  Video conferencing
     *  E-commerce transaction fulfillment
     *  Unified managing (including email)

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A. BASIS OF ACCOUNTING

The Company's financial statements are prepared using the accrual method of accounting. The Company has elected a December 31, year end.

                           TUGBOAT INTERNATIONAL, INC.
                          (A Development Stage Company)
                 Notes to the Consolidated Financial Statements
                             As of December 31, 2003


NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. BASIC EARNINGS PER SHARE

In February 1997, the FASB issued SFAS No. 128, "Earnings Per Share", which specifies the computation, presentation and disclosure requirements for earnings
(loss) per share for entities with publicly held common stock. SFAS No. 128 supersedes the provisions of APB No. 15, and requires the presentation of basic earnings (loss) per share and diluted earnings (loss) per share. The Company has adopted the provisions of SFAS No. 128 effective July 20, 1998 (inception).

Basic net loss per share amounts is computed by dividing the net loss by the weighted average number of common shares outstanding. Diluted earnings per share are the same as basic earnings per share due to the lack of dilutive items in the Company.

C. CASH EQUIVALENTS

The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

D. CONSOLIDATION

The accompanying financial statements include the accounts of the Company and its subsidiaries. Significant intercompany accounts and transactions have been eliminated in consolidation.

E. INCOME TAXES

Income taxes are provided in accordance with Statement of Financial Accounting Standards No. 109 (SFAS 109), Accounting for Income Taxes. A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting and net operating loss carryforwards. Deferred tax expense (benefit) results from the net change during the year of deferred tax assets and liabilities.

Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion of all of the deferred tax assets will be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

                           TUGBOAT INTERNATIONAL, INC.
                          (A Development Stage Company)
                 Notes to the Consolidated Financial Statements
                             As of December 31, 2003


NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. USE OF ESTIMATES

Preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions. These estimates or assumptions affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of expenses and gains during the reporting periods. Actual results could differ from estimates.

G. RELATED PARTY TRANSACTIONS

Related parties include directors and officers the shares. The company discloses all transactions, other than those in the ordinary course of business, with these related parties.

H. PROPERTY & EQUIPMENT

Property and equipment are recorded at cost. Minor additions renewals are expensed in the year incurred. Major additions and renewals are capitalized and depreciated over their estimated useful lives. Depreciation and amortization is calculated using straight-line and accelerated methods for income tax purposes (five years for vehicles and equipment, and seven years for office furniture).

I. DEVELOPMENT STAGE ENTERPRISE

The company is a development stage enterprise that presents its financial statements in conformity with the generally accepted accounting principles that apply to the established operating enterprises. As such, the company charges all administrative expenses to operations in the year they occur. The company capitalizes only those costs that it expects to recover through future operations and those costs are subject to a regular review for possible impairment.

As a development stage enterprise, the company discloses the deficit accumulated during the development stage and the cumulative statements of operations and cash flows from inception to December 31, 2003.

                           TUGBOAT INTERNATIONAL, INC.
                          (A Development Stage Company)
                 Notes to the Consolidated Financial Statements
                             As of December 31, 2003


NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

J. FOREIGN CURRENCY

All financial information is expressed in US dollars. Financial assets and liabilities denominated in a currency other than US dollars are translated using the period end exchange rates. Revenues and expenses denominated in other than US dollars are translated using the average exchange rates for the period. Currency gains or losses are treated as a current period transaction and are reported on the operating statement.

NOTE 3.  CONSULTING FEES PAYABLE

The company entered into an agreement with two consultants on April 1, 2002 and June 1, 2002 respectively, in which the consultants agree to provide strategic planning and financial services the company, for a fee of $5,000 each per month. During the year the company accrued $55,000 in consulting fees and terminated the consulting agreement for financial services. Cash payment of the fees shall commence once the company is successful in raising funds and the financing is in place. The consultant, at his option, will have the opportunity to take shares at a value of $1.00 US per share in lieu of cash, or a combination of cash and shares.

NOTE 4. GOING CONCERN

The Company's financial statements are prepared using generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, the Company has no current source of revenue. Without realization of additional capital, it would be unlikely for the Company to continue as a going concern. It is management's plan to seek additional capital through sale of its securities through private placements.

NOTE 5. RELATED PARTY TRANSACTION

The Company neither owns nor leases any real or personal property. A director provides office services without charge. Such costs are immaterial to the financial statements and accordingly, have not been reflected therein. The officers and directors of the Company are involved in other business activities and may, in the future, become involved in other business opportunities as they become available, such persons may face a conflict in selecting between the Company and their other business interests. The Company has not formulated a policy for the resolution of such conflicts.

                           TUGBOAT INTERNATIONAL, INC.
                          (A Development Stage Company)
                 Notes to the Consolidated Financial Statements
                             As of December 31, 2003


NOTE 6. PROPERTY & EQUIPMENT

A summary of property and equipment, and the related depreciation expense is as follows:

                                                                    2003
                                                                  --------
     Property & Equipment
     Office Equipment                                             $ 11,081
                                                                  --------
     Total Office Equipment                                         11,081
     Accumulated depreciation                                       (5,015)
                                                                  --------
     Net Property & Equipment                                     $  6,066
                                                                  ========

NOTE 7. INCOME TAXES

a. The Company is in the development stage and has not yet earned any revenue or income. No provision for additional income tax recovery has been recorded by the company due to its losses indicating that, more likely than not, none of the deferred income tax assets will be realized.

b. Due to the company not having earned any revenue or income, it has an effective tax rate of zero percent.

c.   Losses available for deduction against future taxable income is as follows:

                                                            Loss Expiration Date
                                                            --------------------
     1998 Net Operating Income             $      0                  --
     1999 Net Operating Loss                 (2,633)                2019
     2000 Net Operating Loss                (11,208)                2020
     2001 Net Operating Loss                (14,666)                2021
     2002 Net Operating Loss                 (3,893)                2022
     2003 Net Operating Loss                 (6,697)                2023
                                           --------
     Net Operating Loss                    $(39,097)
                                           ========

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
                           TUGBOAT INTERNATIONAL, INC.
                          (A Development Stage Company)
                 Notes to the Consolidated Financial Statements
                             As of December 31, 2003


NOTE 7. INCOME TAXES (CONTINUED)

d.
                                                         As of December 31, 2003
                                                         -----------------------
     Deferred tax assets:
     Net operating tax carryforwards                             $ 5,865
     Other                                                             0
                                                                 -------
     Gross deferred tax assets                                     5,865
     Valuation allowance                                          (5,865)
                                                                 -------

     Net deferred tax assets                                     $     0
                                                                 =======

Realization of deferred tax assets is dependent upon sufficient future taxable income during the period that deductible temporary differences and carryforwards are expected to be available to reduce taxable income. As the achievement of required future taxable income is uncertain, the Company recorded a valuation allowance.

NOTE 8. STOCK TRANSACTIONS

For transactions with other than employee's stock issuance are in accordance with paragraph 8 of SFAS 123, where issuance's shall be accounted for based on the fair value of the consideration received. Transactions with employee's stock issuance are in accordance with paragraphs (16-44) of SFAS 123, where issuance's shall be accounted for based on the fair value of the consideration received or the fair value of the equity instruments issued, whichever is more reliable measurable.

On July 20, 1998, the Company issued 5,000,000 shares of common stock for cash valued at $0.0001 per share.

On March 20, 1999, the Company issued 169,000 shares of common stock for cash valued at $0.0001 per share.

On November 15, 2000, the Company issued 250,000 shares of common stock for cash valued at $0.0002 per share.

On May 14, 2001, the Company issued 62,500 shares of common stock for cash valued at $0.10 per share.

On May 18, 2001, the Company issued 62,500 shares of common stock for cash valued at $0.10 per share.

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
                           TUGBOAT INTERNATIONAL, INC.
                          (A Development Stage Company)
                 Notes to the Consolidated Financial Statements
                             As of December 31, 2003


NOTE 8. STOCK TRANSACTIONS (CONTINUED)

On December 11, 2003 the stockholders approved the acquisition of MidNet, Inc. a Nevada corporation for 7,506,000 shares of common stock and 300,000 shares of preferred stock.

On December 30, 2003, the Company issued a stock subscription of 550,000 in common stock a stock for consulting services.

NOTE 9.  STOCKHOLDERS' EQUITY

The stockholders' equity section of the Company contains the following classes of capital stock as of December 31, 2003.

Preferred stock, $ 0.001 par value; 20,000,000 shares authorized; 300,000 and -0- shares issued and outstanding as of 2003 and 2002, respectively.

Common stock, $ 0.0001 par value; 80,000,000 shares authorized; 13,600,000 and 5,544,000 shares issued and outstanding as of 2003 and 2002, respectively.

NOTE 10. ISSUANCE OF SHARES FOR SERVICES

In accordance with SFAS 8 the valuation of shares for services is based on the fair market value of services received or rendered, whichever is more reliably measurable.

A total of 550,000 shares of common stock were issued for consulting services for the year ended December 31, 2003.

NOTE 11. ISSUANCE OF SHARES FOR SERVICES - STOCK OPTIONS

The company has a nonqualified stock option plan, which provides for the granting of options to key employees, consultants, and nonemployee's directors of the Company. The valuations of shares for services are based on the fair market value of services. The Company has elected to account for the stock option plan in accordance with paragraph 30 of SFAS 123 were the compensation to employees should be recognized over the period(s) in which the related employee services are rendered. In accordance with paragraph 19 of SFAS 123 the fair value of a stock option granted is estimated using an option-pricing model.

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
Exhibits

     Exhibits attached pursuant to Item 601 of Regulation SK:

     Exhibit 10 - Merger Agreement and Plan of Reorganization*

     Exhibit 23- Consent of Experts- Letter from Armando C. Ibarra, CPA, dated January 28, 2004

----------
*    previously filed as an Exhibit on December 16, 2003.


                                   SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.


DATED: January 29, 2004                TUGBOAT INTERNATIONAL, INC.


                                        By: /s/ Peter Fentiman
                                           -------------------------
                                           Peter Fentiman
                                           President

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